UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

BEACON ROOFING SUPPLY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Beacon Comments on QXO’s Unsolicited Tender Offer

Offer Price Remains Unchanged from Prior Unsolicited Proposal

The Beacon Board is Evaluating the Offer and Urges Shareholders Not To Take Action At This Time

HERNDON, Va., January 27, 2025 – Beacon (Nasdaq: BECN) (the “Company”) today confirmed that QXO, Inc. (NYSE: QXO) has commenced an unsolicited tender offer to acquire all outstanding shares of Beacon common stock for $124.25 per share in cash.

Consistent with its fiduciary duties and in consultation with its independent financial and legal advisors, the Beacon Board of Directors (the “Board”) will thoroughly evaluate QXO’s tender offer to determine the course of action that it believes is in the best interests of Beacon and its shareholders. However, Beacon notes that QXO’s offer price remains unchanged from its November 11, 2024 proposal to acquire all of the outstanding shares of the Company for $124.25 per share in cash, which was made public on January 15, 2025. The Board thoroughly evaluated the November 11, 2024 proposal and unanimously rejected it, determining that it significantly undervalued the Company and that it was not in the best interests of Beacon and its shareholders.

Beacon shareholders are urged not to take any action at this time. The Board will issue its formal recommendation to shareholders regarding QXO’s tender offer within ten business days by filing with the U.S. Securities and Exchange Commission a recommendation statement on Schedule 14D-9.

J.P. Morgan is serving as financial advisor and Sidley Austin LLP and Simpson Thacher and Bartlett LLP are legal advisors to Beacon.

About Beacon

Founded in 1928, Beacon is a publicly-traded Fortune 500 company that distributes specialty building products, including roofing materials and complementary products, such as siding and waterproofing. The company operates over 580 branches throughout all 50 states in the U.S. and 7 provinces in Canada. Beacon serves an extensive base of nearly 100,000 customers, utilizing its vast branch network and service capabilities to provide high-quality products and support throughout the entire project lifecycle. Beacon offers its own private label brand, TRI-BUILT ®, and has a proprietary digital account management suite, Beacon PRO+ ®, which allows customers to manage their businesses online. Beacon’s stock is traded on the Nasdaq Global Select Market under the ticker symbol BECN. To learn more about Beacon, please visit www.becn.com.

Forward Looking Statements

This release contains information that may constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historic or current facts and often use words such as “anticipate,” “estimate,” “expect,” “believe,” “will likely result,” “outlook,” “project” and other words and expressions of similar meaning. Investors are cautioned not to place undue reliance on forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, those set forth in the “Risk Factors” section of the Company’s Form 10-K for the fiscal year ended December 31, 2023 and subsequent filings with the U.S. Securities and Exchange Commission (the “SEC”). The Company may not succeed in addressing these and other risks. Consequently, all forward-looking statements in this release are qualified by the factors, risks and uncertainties contained therein. In addition, the forward-looking statements included in this press release represent the Company’s views as of the date of this press release and these views could change. However, while the Company may elect to update these forward-looking statements at some point, the Company specifically disclaims any obligation to do so, other than as required by federal securities laws. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this release.

Important Information for Investors and Stockholders

This press release does not constitute an offer to buy or solicitation of an offer to sell any securities. The Company will file a solicitation/recommendation statement on Schedule 14D-9 with the SEC. Any solicitation/recommendation statement filed by the Company that is required to be mailed to shareholders will be mailed to shareholders. THE COMPANY’S INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S SOLICITATION/RECOMMENDATION STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders may obtain a copy of the solicitation/recommendation statement on Schedule 14D-9, any amendments or supplements thereto and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge by clicking the “SEC Filings” link in the “Financials & Presentations” section of the Company’s website, https://ir.beaconroofingsupply.com/, or by contacting Binit.Sanghvi@becn.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Important Additional Information

The Company intends to file a proxy statement on Schedule 14A, an accompanying BLUE proxy card, and other relevant documents with the SEC in connection with such solicitation of proxies from the Company’s shareholders for the Company’s 2025 Annual Meeting of Shareholders. THE COMPANY’S SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE ACCOMPANYING BLUE PROXY CARD, AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders may obtain a copy of the definitive proxy statement, an accompanying BLUE proxy card, any amendments or supplements to the definitive proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge by clicking the “SEC Filings” link in the “Financials & Presentations” section of the Company’s website, https://ir.beaconroofingsupply.com/.

Participants in the Solicitation

The Company, each of its directors (Stuart A. Randle, Barbara Fast, Alan Gershenhorn, Melanie Hart Housey, Racquel Harris Mason, Robert M. McLaughlin, Earl Newsome, Neil S. Novich, and Douglas L. Young) and certain of its executive officers (Julian Francis, President & Chief Executive Officer and Prithvi Gandhi, Executive Vice President & Chief Financial Officer) are deemed to be “participants” (as defined in Schedule 14A under the Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s shareholders in connection with matters to be considered at the Company’s 2025 Annual Meeting of Shareholders. Information about the names of the Company’s directors and officers, their respective interests in the Company by security holdings or otherwise, and their respective compensation is set forth in the sections entitled “Information About our Nominees,” “Compensation of Directors,” “Information on Executive Compensation” and “Stock Ownership” of the Company’s Proxy Statement on Schedule 14A in connection with the 2024 Annual Meeting of Shareholders, filed with the SEC on April  3, 2024 (available here), the Company’s Annual Report on Form 10-K filed with the SEC on February 28, 2024 (available here) and the Company’s Current Report on Form 8-K filed with the SEC on April 23, 2024 (available here). Supplemental information regarding the participants’ holdings of the Company’s securities can be found in SEC filings on Statements of Change in Ownership on Form 4 filed with the SEC on May 28, 2024 and May 17, 2024 for Mr.  Randle (available here and here); May 17, 2024 for Ms.  Fast (available here); May 17, 2024 for Mr.  Gershenhorn (available here); May 17, 2024 for Ms.  Housey (available here); May 17, 2024 for Ms.  Mason (available here); May 17, 2024 for Mr.  McLaughlin (available here); May 17, 2024 for Mr.  Newsome (available here); May 17, 2024 for Mr.  Novich (available here); May 17, 2024 for Mr.  Young (available here); May 22, 2024 for Mr.  Francis (available here); and August 8, 2024 and May 21, 2024 for Mr.  Gandhi (available here, here, and here). Such filings are also available on the Company’s website at https://ir.beaconroofingsupply.com/financials-and-presentations/sec-filings.

Beacon Contacts:

Media

Jennifer Lewis

VP, Communications and Corporate Social Responsibility

Jennifer.Lewis@becn.com

571-752-1048

Ed Trissel / Andrea Rose

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

Investors

Binit Sanghvi

VP, Capital Markets and Treasurer

Binit.Sanghvi@becn.com

972-369-8005

Bruce Goldfarb / Pat McHugh

Okapi Partners LLC

(888) 785-6673

(212) 297-0720

info@okapipartners.com